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                                                                   EXHIBIT 10.20



                                                                  EXECUTION COPY

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                                ACC ESCROW CORP.




                          AMERICAN CELLULAR CORPORATION


                                  $900,000,000


                       10% Series A Senior Notes due 2011


                               Purchase Agreement


                                  July 25, 2003


                            BEAR, STEARNS & CO. INC.
                        MORGAN STANLEY & CO. INCORPORATED












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                                ACC ESCROW CORP.

                          AMERICAN CELLULAR CORPORATION

                                  $900,000,000

                            10% SENIOR NOTES DUE 2011

                               PURCHASE AGREEMENT

                                                                   July 25, 2003
                                                              New York, New York

BEAR, STEARNS & CO. INC.
MORGAN STANLEY & CO. INCORPORATED
         c/o Bear, Stearns & Co. Inc.
         383 Madison Avenue
         New York, NY, 10179


Ladies & Gentlemen:

         ACC Escrow Corp., a Delaware corporation (the "ISSUER") proposes to issue and sell to Bear, Stearns & Co. Inc. ("BEAR STEARNS") and Morgan Stanley & Co. Incorporated ("MORGAN STANLEY," and, together with Bear Stearns, the "INITIAL PURCHASERS") $900,000,000 in aggregate principal amount of 10% Series A Senior Notes due 2011 (the "SERIES A NOTES"), subject to the terms and conditions set forth herein. The Issuer is a wholly-owned indirect subsidiary of Dobson Communications Corporation, an Oklahoma corporation (the "PARENT"). The Series A Notes will be issued pursuant to an indenture (the "INDENTURE"), to be dated the Closing Date (as defined herein), between the Issuer and Bank of Oklahoma, National Association, as trustee (the "TRUSTEE").

         The issuance and sale of the Series A Notes pursuant to this Agreement is part of a series of transactions designed to reorganize the ownership and capital structure of American Cellular Corporation, a Delaware corporation (the "COMPANY"). Such transactions, including the ACC Exchange Offer and the Pre-Packaged Plan (each defined herein), are referred to herein as the "REORGANIZATION." As part of the Reorganization, the Parent and the Company have prepared an Offering Memorandum, Solicitation of Consents and Votes, Plan of Reorganization, Disclosure Statement and Ballot, dated July 14, 2003 pursuant to which the Company and the Parent commenced a simultaneous exchange offer (the "ACC EXCHANGE OFFER") for any and all of the Company's outstanding 9-1/2% Senior Subordinated Notes due 2009 (the "EXISTING NOTES") and solicitation of consents and votes for a pre-packaged bankruptcy plan of reorganization under Chapter 11 of the U.S. Bankruptcy Code (the "PRE-PACKAGED PLAN"), in the event the requirements of the ACC Exchange Offer are not satisfied. The ACC Exchange Offer is subject to a variety of conditions including the condition that holders representing 99.5% of the aggregate principal amount of the Existing Notes agree to the ACC Exchange Offer (the "MINIMUM TENDER CONDITION"). In addition, the Parent and the Company have entered into the ACC Exchange Offer and Plan Support Agreement, dated July 11, 2003 (the "SUPPORT

AGREEMENT") along with ACC Acquisition LLC, a Delaware Limited Liability Company and subsidiary of the Parent, Dobson JV Company, an Oklahoma Corporation and subsidiary of the Parent, Dobson CC Limited Partnership, an Oklahoma limited partnership and certain holders of the Existing Notes. In connection with the ACC Exchange Offer, the Company and the Parent (through certain of its subsidiaries) will provide holders of the Existing Notes who tender their Existing Notes in the ACC Exchange Offer with up to 45,054,800 shares of the Parent's Class A Common Stock, par value $.001 (the "PARENT COMMON STOCK"), up to 700,000 shares of the Parent's Series F Convertible Preferred Stock, par value $.01 (the "PARENT PREFERRED STOCK") and up to $50,000,000 in cash in exchange for their Existing Notes (the "CASH CONSIDERATION," and together with the Parent Common Stock and the Parent Preferred Stock, the "EXCHANGE CONSIDERATION"). If the requisite holders of Existing Notes do not agree to the ACC Exchange Offer, the Company and the Parent will proceed to the Pre-Packaged Plan provided they have the approval of (a) holders of Existing Notes, representing at least 66-2/3% of the outstanding aggregate principal amount of the Existing Notes that actually vote on the Pre-Packaged Plan and (b) holders representing a majority in number of the holders of Existing Notes who actually vote on the Pre-Packaged Plan. The Company and the Parent will provide holders of the Existing Notes with the same Exchange Consideration under the Pre-Packaged Plan as they would have provided in the ACC Exchange Offer.

         As part of the consummation of the Reorganization, the Issuer will merge with and into the Company after which the Company will be the surviving entity and a wholly-owned indirect subsidiary of the Parent (the "MERGER"). Upon consummation of the Merger, the Company will succeed to the obligations of the Issuer hereunder and under the Indenture and the Series A Notes, will execute a supplemental indenture to the Indenture or an assumption agreement to the Indenture in connection therewith, and the Company's obligations under the Registration Rights Agreement (as defined herein) will become operative. In addition, upon consummation of the Merger, the Series A Notes will become fully and unconditionally guaranteed (the "GUARANTEES") as to payment of principal, interest, premium and liquidated damages, if any, on an unsecured senior basis, jointly and severally by all of the Company's subsidiaries listed on Schedule A hereto (collectively, the "GUARANTORS").

         At the Closing Date, the Issuer will deposit (i) the net proceeds from the offering of the Series A Notes plus (ii) additional funds (which together with the net proceeds in clause (i) will equal 100% of the aggregate principal amount of the Series A Notes) plus (iii) accrued and unpaid interest on the Series A Notes, to, but not including, the 90th day after the issuance of the Series A Notes (expected to be November 6, 2003), in an escrow account (the "ESCROW ACCOUNT") pursuant to an Escrow Agreement between the Issuer and Bank of Oklahoma, National Association, as escrow agent (the "ESCROW AGENT"), to be dated the Closing Date (the "ESCROW AGREEMENT"). The funds in the Escrow Account will be released on or before November 6, 2003 to consummate the Reorganization on the terms described in the Escrow Agreement or, in the event of a Special Mandatory Redemption (as defined in the Offering Memorandum), to finance the purchase price in connection therewith.

         1. Issuance of Securities. The Issuer proposes, upon the terms and subject to the conditions set forth herein, to issue and sell to the Initial Purchasers an aggregate of $900,000,000 in principal amount of Series A Notes. The Series A Notes and the Exchange





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Notes (as defined) issuable in exchange therefor are collectively referred to herein as the "NOTES."

         Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act of 1933, as amended (the "ACT"), the Series A Notes (and all securities issued in exchange therefor or in substitution thereof) shall bear the following legend:

                  "THIS SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1033, AS AMENDED (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1)(a) IN THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A (b) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (c) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT,
                  (d) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF THE SECURITIES ACT (AN "INSTITUTIONAL ACCREDITED INVESTOR")) THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER THAT SUCH TRANSFER IS COMPLIANCE WITH THE SECURITIES ACT OR (e) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE ISSUER SO REQUESTS), (2) TO THE ISSUER OR
                  (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE





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                  SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER
                  APPLICABLE JURISDICTION AND (B) THE HOLDERS WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS
                  SET FORTH IN (A) ABOVE."

         2. Offering. The Series A Notes will be offered and sold to the Initial Purchasers pursuant to an exemption from the registration requirements under the Act. The Issuer and the Company have prepared a preliminary offering memorandum, dated July 18, 2003 (the "PRELIMINARY OFFERING MEMORANDUM"), and a final offering memorandum, dated July 25, 2003 (the "OFFERING MEMORANDUM"), relating to the Issuer, the Company and its subsidiaries and the Series A Notes.

         The Initial Purchasers have advised the Issuer and the Company that the Initial Purchasers will make offers (the "EXEMPT RESALES") of the Series A Notes on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to (i) persons whom the Initial Purchasers reasonably believe to be "qualified institutional buyers," as defined in Rule 144A under the Act ("QIBS") and (ii) non-U.S. persons outside the United States in reliance upon Regulation S ("REGULATION S") under the Act (each, a "REG S INVESTOR"). The QIBs and the Reg S Investors are collectively referred to herein as the "ELIGIBLE PURCHASERS." The Initial Purchasers will offer the Series A Notes to such Eligible Purchasers initially at a price equal to 100% of the principal amount thereof. Such price may be changed at any time without notice.

         Holders (including subsequent transferees) of the Series A Notes will have the registration rights set forth in the registration rights agreement relating thereto by and among the Issuer, the Company, each of the Guarantors and the Initial Purchasers (the "REGISTRATION RIGHTS AGREEMENT"), to be dated the Closing Date, for so long as such Series A Notes constitute "TRANSFER RESTRICTED SECURITIES" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Issuer, the Company and the Guarantors will agree to file with the Securities and Exchange Commission (the "COMMISSION"), under the circumstances set forth therein, (i) a registration statement under the Act (the "EXCHANGE OFFER REGISTRATION STATEMENT") relating to the Company's 10% Series B Senior Notes due 2011 (the "EXCHANGE NOTES") and Guarantees thereof to be offered in exchange for the Series A Notes and Guarantees thereof (the "EXCHANGE OFFER") and (ii) a shelf registration statement pursuant to Rule 415 under the Act (the "SHELF REGISTRATION STATEMENT" and, together with the Exchange Offer Registration Statement, the "REGISTRATION STATEMENTS") relating to the resale by certain holders of the Series A Notes, and to use their reasonable best efforts to cause such Registration Statements to be declared effective and to consummate the Exchange Offer. This Agreement, the Notes, the Guarantees, the Indenture, the Registration Rights Agreement, the Support Agreement and the Escrow Agreement are hereinafter referred to collectively as the "OPERATIVE DOCUMENTS."

         3. Purchase, Sale and Delivery. (a) On the basis of the representations, warranties and covenants contained in this Agreement, and subject to its terms and conditions, the Issuer agrees to issue and sell to the Initial Purchasers, and each Initial Purchaser agrees, severally and not jointly, to purchase from the Issuer, the principal amounts of Series A Notes set forth





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

opposite the name of such Initial Purchaser on Exhibit A hereto. The purchase price for the Series A Notes will be $985 per $1,000 principal amount Series A Note.

Delivery of the Series A Notes shall be made, against payment of the purchase price therefor, at the offices of Latham & Watkins LLP, New York, New York or such other location as may be mutually acceptable. Such delivery and payment shall be made at 9:00 a.m., New York City time, on August 8, 2003 or at such other time as shall be agreed upon by the Initial Purchasers and the Issuer. The time and date of such delivery and payment are herein called the "CLOSING DATE."

On the Closing Date, one or more Series A Notes in definitive global form, registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"), having an aggregate amount corresponding to the aggregate principal amount of the Series A Notes (the "GLOBAL NOTE") sold pursuant to Exempt Resales to Eligible Purchasers shall be delivered by the Issuer to the Initial Purchasers (or as the Initial Purchasers direct), against payment by the Initial Purchasers of the purchase price therefor, by wire transfer of same day funds, to an account designated by the Issuer, provided that the Issuer shall give at least two business days' prior written notice to the Initial Purchasers of the information required to effect such wire transfer. The Global Note shall be made available to the Initial Purchasers for inspection not later than 9:30 a.m. on the business day immediately preceding the Closing Date.

         4. Agreements of the Issuer, the Company and the Guarantors. Each of the Issuer, the Company, and each of Guarantors, covenants and agrees with the Initial Purchasers as follows:

                  (a) To advise the Initial Purchasers promptly and, if requested by the Initial Purchasers, confirm such advice in writing,
         (i) of the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any Notes or the related Guarantees for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority and (ii) of the happening of any event that makes any statement of a material fact made in the Preliminary Offering Memorandum or the Offering Memorandum untrue or that requires the making of any additions to or changes in the Preliminary Offering Memorandum or the Offering Memorandum in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. The Issuer, the Company and the Guarantors shall use their best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any Notes or the related Guarantees under any state securities or Blue Sky laws and, if at any time any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption of any Notes or the related Guarantees under any state securities or Blue Sky laws, the Issuer, the Company and the Guarantors shall use their best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

                  (b) To furnish the Initial Purchasers and those persons identified by the Initial Purchasers to the Issuer and the Company, without charge, as many copies of the Preliminary Offering Memorandum and the Offering Memorandum, and any





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

         amendments or supplements thereto, as the Initial Purchasers may reasonably request. The Issuer, the Company and the Guarantors consent to the use of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments and supplements thereto required pursuant hereto, by the Initial Purchasers in connection with Exempt Resales.

                  (c) Not to amend or supplement the Preliminary Offering Memorandum or the Offering Memorandum during such period as in the opinion of counsel for the Initial Purchasers the Preliminary Offering Memorandum or the Offering Memorandum is required by law to be delivered in connection with Exempt Resales and in connection with market-making activities of the Initial Purchasers for so long as any Series A Notes are outstanding unless the Initial Purchasers shall previously have been advised thereof and shall not have objected thereto within a reasonable time after being furnished a copy thereof. The Issuer, the Company and the Guarantors shall promptly prepare, upon any Initial Purchaser's request, any amendment or supplement to the Preliminary Offering Memorandum or the Offering Memorandum that may be necessary or advisable in connection with such Exempt Resales or such market-making activities.

                  (d) If, during the period referred to in 4(c) above, any event shall occur as a result of which, in the judgment of the Issuer, the Company and the Guarantors or in the reasonable opinion of counsel for the Issuer, the Company and the Guarantors or counsel for the Initial Purchasers, it becomes necessary or advisable to amend or supplement the Preliminary Offering Memorandum or the Offering Memorandum in order to make the statements therein, in the light of the circumstances when the Preliminary Offering Memorandum or the Offering Memorandum, as applicable, is delivered to an Eligible Purchaser, not misleading, or if it is necessary or advisable to amend or supplement the Preliminary Offering Memorandum or the Offering Memorandum to comply with applicable law, (i) to notify the Initial Purchasers and (ii) forthwith to prepare an appropriate amendment or supplement to the Preliminary Offering Memorandum or the Offering Memorandum, as applicable, so that the statements therein as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Preliminary Offering Memorandum or the Offering Memorandum, as applicable, will comply with applicable law.

                  (e) To cooperate with the Initial Purchasers and counsel for the Initial Purchasers in connection with the qualification or registration of the Series A Notes and the Guarantees thereof under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may reasonably request and to continue such qualification in effect so long as required for the Exempt Resales; provided, however, that neither the Issuer, the Company nor any Guarantor shall be required in connection therewith to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to service of process in suits or taxation, in each case, other than as to matters and transactions relating to the Preliminary Offering Memorandum, the Offering Memorandum or Exempt Resales, in any jurisdiction where it is not now so subject.

                  (f) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated, to pay all costs, expenses, fees and document, recording and similar taxes incident to the performance of the obligations of the Issuer, the Company and the Guarantors hereunder, including in connection with: (i) the preparation, printing, filing and distribution of the Preliminary Offering Memorandum and the Offering Memorandum (including, without limitation, financial statements) and all amendments and supplements thereto required pursuant hereto, (ii) the preparation (including, without limitation, duplication costs) and delivery of all agreements, correspondence and all other documents prepared and delivered in connection herewith and with the Exempt Resales, (iii) the issuance, transfer and delivery of the Series A Notes and the Guarantees endorsed thereon to the Initial Purchasers, (iv) the qualification or registration of the Notes and the related Guarantees for offer and sale under the securities or Blue Sky laws of the several states (including, without limitation, the cost of printing and mailing a preliminary and final Blue Sky Memorandum and the reasonable fees and disbursements of counsel for the Initial Purchasers relating thereto), (v) furnishing such copies of the Preliminary Offering Memorandum and the Offering Memorandum, and all amendments and supplements thereto, as may be requested for use in connection with Exempt Resales, (vi) the preparation of certificates for the Notes (including, without limitation, printing and engraving thereof), (vii) the fees, disbursements and expenses of the Issuer's, the Company's and the Guarantors' counsel and accountants, (viii) all fees and expenses (including fees and expenses of counsel) of the Issuer, the Company and the Guarantors in connection with the approval of the Notes by DTC for "book-entry" transfer, (ix) rating the Notes by rating agencies, (x) the reasonable fees and expenses of the Trustee and its counsel, (xi) the performance by the Issuer and the Company of their other obligations under this Agreement and the other Operative Documents and
         (xii) "roadshow" travel and other expenses incurred in connection with the marketing and sale of the Notes.

                  (g) To use the proceeds from the sale of the Series A Notes in the manner described in the Offering Memorandum under the caption "Use of Proceeds," unless the Issuer is required to redeem the Series A Notes pursuant to a Special Mandatory Redemption (as defined in the Offering Memorandum).

                  (h) Not to voluntarily claim, and to resist actively any attempts to claim, the benefit of any usury laws against the holders of any Notes.

                  (i) To do and perform all things required or necessary to be done and performed under this Agreement by them prior to or after the Closing Date and to satisfy all conditions precedent on their part to the delivery of the Series A Notes.

                  (j) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Series A Notes in a manner that would require the registration under the Act of the sale to the Initial Purchasers or the Eligible Purchasers of the Series A Notes or to take any other action that would result in the Exempt Resales not being exempt from registration under the Act.





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                  (k) For so long as any of the Notes remain outstanding and during any period in which the Company and the Guarantors are not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), to make available to any holder or beneficial owner of Series A Notes in connection with any sale thereof and any prospective purchaser of such Series A Notes from such holder or beneficial owner, the information required by Rule 144A(d)(4) under the Act.

                  (l) To cause the Exchange Offer to be made in the appropriate form to permit registered Exchange Notes and the Guarantees thereof to be offered in exchange for the Series A Notes and the Guarantees thereof and to comply with all applicable federal and state securities laws in connection with the Exchange Offer.

                  (m) To comply with all of its agreements set forth in the Registration Rights Agreement and all of its agreements set forth in the representation letters to DTC relating to the approval of the Notes by DTC for "book-entry" transfer.

                  (n) To effect the inclusion of the Notes in the PORTAL(sm) Market ("PORTAL") and to obtain approval of the Series A Notes by DTC for "book-entry" transfer.

                  (o) During a period of five years following the Closing Date, to deliver without charge to any Initial Purchaser, as it may reasonably request, promptly upon their becoming available, copies of
         (i) all reports or other publicly available information that the Issuer, the Company and the Guarantors shall mail or otherwise make available to their securityholders and (ii) all reports, financial statements and proxy or information statements filed by the Issuer and the Company with the Commission or any national securities exchange and such other publicly available information concerning the Company or any of its subsidiaries, including without limitation, press releases.

                  (p) Prior to the Closing Date, to furnish to the Initial Purchasers, as soon as they have been prepared in the ordinary course by the Company, copies of any unaudited interim financial statements for any period subsequent to the periods covered by the financial statements appearing in the Offering Memorandum.

                  (q) Not to take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Issuer or the Company to facilitate the sale or resale of the Notes. Except as permitted by the Act, neither the Issuer nor the Company will distribute any (i) preliminary offering memorandum, including, without limitation, the Preliminary Offering Memorandum, (ii) offering memorandum, including, without limitation, the Offering Memorandum, or
         (iii) other offering material in connection with the offering and sale of the Notes.

                  (r) During the period from the date hereof until 90 days after the Closing Date, not to offer, sell, contract to sell or cause to be offered, sold or contracted to sell, or otherwise dispose of any debt securities of the Issuer, the Company or any of the

         Guarantors without the prior written consent of Bear, Stearns & Co. Inc., on behalf of the Initial Purchasers.

                  (s) To cause the Issuer to deposit (i) the net proceeds from the offering of the Series A Notes plus (ii) additional funds (which together with the net proceeds in clause (i) will equal 100% of the aggregate principal amount of the Series A Notes) plus (iii) accrued and unpaid interest on the Series A Notes, to, but not including, the 90th day after the issuance of the Series A Notes (expected to be November 6, 2003), in the Escrow Account and to comply with all of its agreements set forth in the Escrow Agreement.

                  (t) Upon consummation of the Reorganization, that the Company will assume all of Issuer's obligations under this Agreement, including but not limited to Sections 6 and 7 hereof.

                  (u) Upon consummation of the Reorganization, to immediately thereafter cause the Company and its subsidiaries to become wholly-owned subsidiaries of the Parent.

         5. Representations and Warranties. (a) The Issuer, the Company and the Guarantors, jointly and severally, represent and warrant to the Initial Purchasers that, as of the date hereof:

                  (i) The Preliminary Offering Memorandum as of its date does not, and the Offering Memorandum as of its date and as of the Closing Date does not and will not, and any supplement or amendment to them will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph shall not apply to statements in or omissions from the Preliminary Offering Memorandum and the Offering Memorandum (or any supplement or amendment thereto) made in reliance upon and in conformity with information relating to the Initial Purchasers furnished to the Issuer, the Company and the Guarantors in writing by the Initial Purchasers expressly for use therein. No stop order preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued.

                  (ii) The Issuer (A) has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and (B) as of the date hereof does not have, and as of the Closing Date will not have, any operations, subsidiaries, assets, indebtedness, liabilities or obligations, other than the Series A Notes and any obligations pursuant to this Agreement or the other Operative Documents.

                  (iii) The Company and each of the Company's subsidiaries (A) has been duly organized or incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of organization or incorporation, (B) has, and after giving effect to the Reorganization will have, all requisite corporate power and authority to carry on its business as it is currently being conducted and as described in the Offering Memorandum and to own, lease and operate its properties, and (C) is, and after giving effect to the Reorganization will be, duly qualified and in good standing as a foreign corporation, authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified could not reasonably be expected to (x) result, individually or in the aggregate, in a material adverse effect on the properties, business, results of operations, condition (financial or otherwise), affairs or prospects of the Issuer, the Company and the Company's subsidiaries, taken as a whole, (y) interfere with or adversely affect the issuance or marketability of the Notes or (z) in any manner draw into question, in any material respect, the validity of this Agreement or any other Operative Document or the transactions described in the Offering Memorandum under the caption "Use of Proceeds" (any of the events set forth in clauses (x), (y) or (z), a "MATERIAL ADVERSE EFFECT").

                  (iv) After consummation of the Reorganization, the Company will have no subsidiaries other than the entities listed on Exhibit B attached hereto.

                  (v) All of the outstanding capital stock of each subsidiary of the Company is owned, and after giving effect to the Reorganization will be owned, directly or indirectly, by the Company, free and clear of any security interest, claim, lien, limitation on voting rights or encumbrance, except for liens permitted under the terms of the Indenture ("PERMITTED LIENS"); and all such securities have been duly authorized, validly issued, and are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights.

                  (vi) After consummation of the Reorganization, there will not be any outstanding subscriptions, rights, warrants, calls, commitments of sale or options to acquire, or instruments convertible into or exchangeable for, any capital stock or other equity interest of the Issuer, the Company or any of the Company's subsidiaries.

                  (vii) When the Series A Notes and the Guarantees thereof are issued and delivered pursuant to this Agreement, no Series A Note or Guarantee thereof will be of the same class (within the meaning of Rule 144A under the Act) as securities of the Issuer or the Company or any Guarantor that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

                  (viii) Each of the Issuer, the Company and the Guarantors has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and each of the other Operative Documents to which it is a party and to consummate the transactions contemplated hereby and thereby, including, without limitation, the corporate power and authority to issue, sell and deliver the Notes and to issue and deliver the related Guarantees as provided herein and therein.

                  (ix) This Agreement has been duly and validly authorized, executed and delivered by the Issuer, the Company and each of the Guarantors.

                  (x) The Indenture has been duly and validly authorized by the Issuer and, when duly executed (assuming due execution by the Trustee) and delivered by the Issuer, will be the legal, valid and binding agreement of the Issuer, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting the rights and remedies of creditors generally and subject to general principles of equity including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnification and contribution hereunder may be limited by federal or state securities laws or principles of public policy. On the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the "TRUST INDENTURE ACT"), and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder. On the Closing Date, the Indenture will constitute a valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms; upon consummation of the Merger, the Indenture will constitute a valid and binding obligation of the Company and each of the Guarantors, enforceable against the Company and each of the Guarantors in accordance with its terms; subject, in each case, to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the rights and remedies of creditors generally and subject to general principles of equity including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding in equity or at law) ), and except as rights to indemnification and contribution may be limited by federal or state securities laws or principles of public policy. The Offering Memorandum contains a summary description of the terms of the Indenture, which fairly presents and summarizes in all material respects the terms of the Indenture.

                  (xi) The Registration Rights Agreement has been duly and validly authorized by the Issuer. On the Closing Date, when duly executed (assuming due execution by the Initial Purchasers) and delivered by the Issuer, will be the legal, valid and binding obligation of the Issuer, enforceable against each of them in accordance with its terms; upon consummation of the Merger, the Registration Rights Agreement will constitute a valid and binding obligation of the Company and each of the Guarantors, enforceable against the Company and each of the Guarantors in accordance with its terms; subject, in each case, to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting the rights and remedies of creditors generally and subject to general principles of equity including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding in equity or at law), and except as rights to indemnification and contribution may be limited by federal or state securities laws or principles of public policy. The Offering Memorandum contains a summary description of the terms of the Registration Rights Agreement, which fairly presents and summarizes in all material respects the terms of the Registration Rights Agreement.

                  (xii) The Escrow Agreement has been duly and validly authorized by the Issuer and, when duly executed and delivered by the Issuer (assuming due execution by the Escrow Agent), will be the legal, valid and binding agreement of the Issuer, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the rights and remedies of creditors generally and subject to general principles of equity including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding in equity or at law), and except as rights to indemnification and contribution may be limited by federal or state securities laws or principles of public policy. The Offering Memorandum contains a summary of the terms of the Escrow Agreement, which fairly presents and summarizes in all material respects the terms of the Escrow Agreement.

                  (xiii) The Agreement of Merger of the Issuer into and with the Company, dated as of the Closing Date (the "MERGER AGREEMENT"), will be, as of the Closing Date, duly and validly authorized, executed and delivered by each of the Issuer and the Company and will be, as of the Closing Date, a valid and binding agreement of each of the Issuer and the Company, enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the rights and remedies of creditors generally and subject to general principles of equity including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding in equity or at law), and except as rights to indemnification and contribution hereunder may be limited by federal or state securities laws or principles of public policy.

                  (xiv) The Support Agreement was duly and validly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the rights and remedies of creditors generally and subject to general principles of equity including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding in equity or at law).

                  (xv) The Series A Notes have been duly and validly authorized by the Issuer for issuance and sale to the Initial Purchasers pursuant to this Agreement and, when issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms hereof and thereof, will be the legal, valid and binding obligations of the Issuer, enforceable against it in accordance with their terms and entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting the rights and remedies of creditors generally and subject to general principles of equity including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding in equity or at law), and except as rights to indemnification and contribution hereunder may be limited by federal or state securities laws or principles of public policy. The Offering Memorandum contains a summary description of the terms of the Series A Notes, which fairly presents and summarizes in all material respects the terms of the Series A Notes.

                  (xvi) The Guarantees of the Series A Notes have been duly and validly authorized by each of the Guarantors and, when executed and delivered in accordance with the terms of the Indenture and when the Series A Notes have been issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms hereof and thereof, will be the legal, valid and binding obligations of each of the Guarantors, enforceable against each of them in accordance with their terms and entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting the rights of creditors generally and subject to general principles of equity including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding in equity or at law), and except as rights to indemnification and contribution hereunder may be limited by federal or state securities laws or principles of public policy. The Offering Memorandum contains a summary description of the terms of the Guarantees, which fairly presents and summarizes in all material respects the terms of the Guarantees.

                  (xvii) The Exchange Notes have been duly and validly authorized for issuance by the Company and, when issued and authenticated in accordance with the terms of the Exchange Offer and the Indenture, will be the legal, valid and binding obligations of the Company, enforceable against it in accordance with their terms and entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting the rights of creditors generally and subject to general principles of equity including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding in equity or at law), and except as rights to indemnification and contribution hereunder may be limited by federal or state securities laws or principles of public policy.

                  (xviii) The Guarantees of the Exchange Notes have been duly and validly authorized by each of the Guarantors and, when executed and delivered in accordance with the terms of the Indenture and when the Exchange Notes have been issued and authenticated in accordance with the terms of the Exchange Offer and the Indenture, will be the legal, valid and binding obligations of each of the Guarantors, enforceable against each of them in accordance with their terms and entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting the rights of creditors generally and subject to general principles of equity including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding in equity or at law), and except as rights to indemnification and contribution hereunder may be limited by federal or state securities laws or principles of public policy.

                  (xix) Each of the Issuer, the Company and each of the Company's subsidiaries is not and, after giving effect to the Offering and the Reorganization, will not be, (A) in violation of its charter or bylaws, (B) in default in the performance of any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties is subject, which individually or in the aggregate, could reasonably be expected to have a

         Material Adverse Effect or (C) in violation of any local, state, federal or foreign law, statute, ordinance, rule, regulation, requirement, judgment or court decree (including, without limitation, (i) environmental laws, statutes, ordinances, rules, regulations, judgments or court decrees or (ii) the Communications Act of 1934, as amended (the "COMMUNICATIONS ACT") and the rules, regulations and policies of the Federal Communications Commission (the "FCC")) applicable to it or any of its assets or properties (whether owned or leased), which individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. To the best knowledge of the Issuer, the Company and the Guarantors, there exists no condition that, with notice, the passage of time or otherwise, would constitute a default under any such document or instrument referred to clause (B) of the previous sentence.

                  (xx) None of (A) the execution, delivery or performance by the Issuer, the Company or any of the Guarantors of this Agreement or any of the other Operative Documents to which they are a party, (B) the issuance and sale of the Notes, and upon consummation of the Reorganization, the issuance of the Guarantees or (C) the consummation by the Issuer, the Parent or the Company of the transactions described in the Offering Memorandum under the captions "The Reorganization," "Related Party Transactions" or "Use of Proceeds," violates, conflicts with or constitutes a breach of any of the terms or provisions of, or after giving effect to the Reorganization, will violate, conflict with or constitute a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default under), or require consent under (including after giving effect to the Reorganization), or result in (including after giving effect to the Reorganization), the imposition of a lien or encumbrance on any properties of the Issuer, the Company or any of the Company's subsidiaries, or an acceleration of any indebtedness of the Issuer, the Company or any of the Company's subsidiaries pursuant to, (1) the charter or bylaws of the Issuer, the Company or any of the Company's subsidiaries, (2) any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which the Issuer, the Company or any of the Company's subsidiaries is a party or by which any of them or their property is or may be bound, (3) any statute, rule or regulation (including, without limitation, (i) environmental laws, statutes, ordinances, rules, regulations, judgments or court decrees or (ii) the Communications Act and the rules, regulations and policies of the FCC applicable to the Issuer, the Company or any of the Company's subsidiaries or any of their assets or properties or (4) any judgment, order or decree of any court or governmental agency or authority having jurisdiction over the Issuer, the Company or any of the Company's subsidiaries or any of their assets or properties. No consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, (A) any court or governmental agency, body or administrative agency or (B) any other person is required for, or after giving effect to the Reorganization will be required for (1) the execution, delivery and performance by each of the Issuer, the Company and the Guarantors of this Agreement or any of the other Operative Documents to which it is a party or (2) the issuance and sale of the Notes, and upon consummation of the Reorganization, the issuance of the Guarantees and the transactions contemplated hereby and thereby, except such as have been or will be obtained and made on or prior to the Closing Date (or, in the case of the Registration Rights Agreement, will be obtained and made under the Act, the Trust Indenture Act, and state securities or Blue Sky laws and regulations).

                  (xxi) There is (A) no action, suit, investigation or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now, or after giving effect to the Reorganization, pending or, to the best knowledge of the Issuer, the Company and the Guarantors, threatened or contemplated to which the Issuer, the Company or any of the Company's subsidiaries is or may be a party or to which the business or property of the Issuer, the Company or any of the Company's subsidiaries, is or may be subject, (B) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or that has been proposed by any governmental body and (C) no injunction, restraining order or order of any nature by a federal or state court or foreign court of competent jurisdiction to which the Issuer, the Company or any of the Company's subsidiaries is or may be subject, or after giving effect to the Reorganization will or may be subject, or to which the business, assets or property of the Issuer, the Company or any of the Company's subsidiaries is or may be subject, or after giving effect to the Reorganization, will or may be subject, that, in the case of clauses
         (A), (B) and (C) above, (1) is required to be disclosed in the Preliminary Offering Memorandum and the Offering Memorandum and that is not so disclosed, (2) could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or (3) challenges in any respect or seeks to delay or prevent the issuance and sale of the Notes, the Reorganization or the Merger.

                  (xxii) No action has been taken and no statute, rule, regulation or order has been enacted, adopted or issued by any governmental agency that prevents the issuance of the Notes or the Guarantees or prevents or suspends the use of the Offering Memorandum; no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction has been issued that prevents the issuance of the Notes or the Guarantees or prevents or suspends the sale of the Notes or the Guarantees in any jurisdiction referred to in
         Section 4(e) hereof; and every request of any securities authority or agency of any jurisdiction for additional information has been complied with in all material respects.

                  (xxiii) There is, or after giving effect to the Reorganization will be (A) no significant unfair labor practice complaint pending against the Company or any of the Company's subsidiaries nor, to the best knowledge of the Company, threatened against any of them, before the National Labor Relations Board, any state or local labor relations board or any foreign labor relations board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Company or any of the Company's subsidiaries or, to the best knowledge of the Company, threatened against any of them, (B) no significant strike, labor dispute, slowdown or stoppage pending against the Company or any of the Company's subsidiaries nor, to the best knowledge of the Company, threatened against any of them and (C) to the best knowledge of the Company, no union representation question existing with respect to the employees of the Company or any of the Company's subsidiaries. To the best knowledge of the Company, no collective bargaining organizing activities are taking place with respect to the Company or any of the Company's subsidiaries. None of the Company or any of the Company's subsidiaries has violated (A) any federal, state or local law or foreign law relating to discrimination in hiring, promotion or pay of employees, (B) any applicable wage or hour laws or (C) any provision of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules and regulations thereunder, except those violations that could not reasonably be expected to have a Material Adverse Effect.

                  (xxiv) None of the Company or any of the Company's subsidiaries has, or after giving effect to the Reorganization will have, violated, or is in violation of, any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, "ENVIRONMENTAL LAWS"), which violation could reasonably be expected to have a Material Adverse Effect.

                  (xxv) There is no alleged liability, or to the best knowledge of the Company, potential liability (including, without limitation, alleged or potential liability or investigatory costs, cleanup costs, governmental response costs, natural resource damages, property damages, personal injuries or penalties) of the Company or any of the Company's subsidiaries arising out of, based on or resulting from (A) the presence or release into the environment of any Hazardous Material (as defined) at any location, whether or not owned by the Company or such subsidiary, as the case may be, or (B) any violation or alleged violation of any Environmental Law, which alleged or potential liability is required to be disclosed in the Offering Memorandum, other than as disclosed therein, or could reasonably be expected to have a Material Adverse Effect. The term "HAZARDOUS MATERIAL" means (i) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (ii) any "hazardous waste" as defined by the Resource Conservation and Recovery Act, as amended, (iii) any petroleum or petroleum product, (iv) any polychlorinated biphenyl, and (v) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any other law relating to protection of human health or the environment or imposing liability or standards of conduct concerning any such chemical material, waste or substance.

                  (xxvi) Each of the Company and the Company's subsidiaries has, and after giving effect to the Reorganization will have, such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("PERMITS"), including, without limitation, under any applicable Environmental Laws, as are necessary to own, lease and operate its respective properties and to conduct its businesses; each of the Company and the Company's subsidiaries has, and after giving effect to the Reorganization will have, fulfilled and performed all of its obligations with respect to such permits and no event has, or after giving effect to the Reorganization will have, occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permit, except, in an case, where the failure to have such permits or to fulfill and perform such obligations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and, except as described in the Offering Memorandum, such permits contain, and after giving effect to the Reorganization will contain, no restrictions that are materially burdensome to the Company or such subsidiary, as the case may be.

                  (xxvii) Each of the Company and the Company's subsidiaries has, and after giving effect to the Reorganization will have, (A) good and defensible title to all of the properties and assets described in the Offering Memorandum as owned by it, free and clear of all liens, charges, encumbrances and restrictions (except for Permitted Liens and taxes not yet payable), (B) peaceful and undisturbed possession under all material leases to which any of them is a party as lessee and each of which lease is valid and binding and no default exists thereunder, except for defaults that could not reasonably be expected to have a Material Adverse Effect, (C) all licenses, certificates, permits, authorizations, approvals, franchises and other rights from, and has made all declarations and filings with, all federal, state and local authorities, all self-regulatory authorities and all courts and other tribunals (each, an "AUTHORIZATION") necessary to engage in the business conducted by any of them in the manner described in the Offering Memorandum, except where the failure to have such Authorizations could not reasonably be expected to have a Material Adverse Effect and (D) no reason to believe that any governmental body or agency is considering limiting, suspending or revoking any such Authorization. All such Authorizations are valid and in full force and effect and each of the Company and the Company's subsidiaries is in compliance in all material respects with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities having jurisdiction with respect thereto. All material leases to which the Company or any of the Company's subsidiaries is a party are, and after giving effect to the Reorganization will be, valid and binding and no default by the Company or such subsidiary, as the case may be, has occurred and is continuing thereunder, or after giving effect to the Reorganization will have occurred and will be continuing thereunder, and, to the best knowledge of the Company, no material defaults by the landlord are existing under any such lease, or after giving effect to the Reorganization will be existing under any such lease, except those defaults that could not reasonably be expected to have a Material Adverse Effect.

                  (xxviii) Each of the Company and the Company's subsidiaries owns, possesses or has the right to employ, and after giving effect to the Reorganization will own, possess or have the right to employ, all patents, patent rights, licenses (including all state, local or other regulatory licenses), inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, software, systems or procedures), trademarks, service marks and trade names, inventions, computer programs, technical data and information (collectively, the "INTELLECTUAL PROPERTY") presently employed by it in connection with the businesses now operated by it or that are proposed to be operated by it, including as a result of the Reorganization, free and clear of and without violating any right, claimed right, charge, encumbrance, pledge, security interest, restriction or lien of any kind of any other person, and neither the Company nor any of the Company's subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing. The use of the Intellectual Property in connection with the business and operations of the Company or any of the Company's subsidiaries does not infringe, and after giving effect to the Reorganization will not infringe, on the rights of any person, except such infringements as, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

                  (xxix) All material tax returns required to be filed by the Issuer, the Company or any of the Company's subsidiaries in all jurisdictions have, and after giving effect to the Reorganization will have, been so filed and are accurate in all material respects. All taxes, including withholding taxes, penalties and interest, assessments, fees and other charges shown due on such returns or claimed to be due from such entities or that are due and payable have been paid, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without penalty or interest. To the knowledge of the Issuer, the Company and the Company's subsidiaries, there are, and after giving effect to the Reorganization will be, no material proposed additional tax assessments against the Issuer, the Company or any of the Company's subsidiaries, or the assets or property of the Issuer, the Company or any of the Company's subsidiaries, except those tax assessments for which adequate reserves have been established.

                  (xxx) Each of the Issuer, the Company and the Company's subsidiaries maintains, and after giving effect to the Reorganization will maintain, a system of internal accounting controls sufficient to provide reasonable assurance that: (A) transactions are executed in accordance with management's general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect thereto.

                  (xxxi) Each of the Company and the Company's subsidiaries maintains, and after giving effect to the Reorganization will maintain, insurance covering its properties, operations, personnel and businesses, insuring against such losses and risks as are consistent with customary industry practice to protect the Company and the Company's subsidiaries and their respective businesses. Neither the Company nor any of the Company's subsidiaries has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance.

                  (xxxii) The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-14 under the Exchange Act), which (i) are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company's principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared; (ii) have been evaluated for effectiveness as of a date within 90 days prior to the filing of the Company's most recent annual or quarterly report filed with the Commission; and (iii) are effective in all material respects to perform the functions for which they were established. Based on the evaluation of its disclosure controls and procedures, the Company is not aware of (i) any significant deficiency in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data or any material weaknesses in internal controls or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls. Since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

                  (xxxiii) Except as disclosed in the Offering Memorandum, no relationship, direct or indirect, exists between or among the Company or any of the Company's subsidiaries on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of the Company's subsidiaries on the other hand, which would be required by the Act to be described in the Offering Memorandum if the Offering Memorandum were a prospectus included in a registration statement on Form S-1 filed with the Commission.

                  (xxxiv) None of the Issuer, the Company or any of the Company's subsidiaries is, or after giving effect to the Offering and the Reorganization and applying the net proceeds as described in the Offering Memorandum under the caption "Use of Proceeds" will be, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "INVESTMENT COMPANY ACT").

                  (xxxv) There are no holders of securities of the Issuer, the Company or any of the Company's subsidiaries who, by reason of the execution by the Issuer, the Company or any of the Guarantors of this Agreement or any other Operative Document to which it is a party or the consummation by the Issuer, the Company or the Guarantors of the transactions contemplated hereby and thereby, have the right to request or demand that the Issuer, the Company or any of the Company's subsidiaries register under the Act or analogous foreign laws and regulations securities held by them other than pursuant to the Registration Rights Agreement.

                  (xxxvi) None of the Issuer, the Company or any of the Company's subsidiaries has (A) taken, and none of the Issuer, the Company or any of the Company's subsidiaries will take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Issuer, the Company or any of the Company's subsidiaries to facilitate the sale or resale of the Notes or
         (B) since the date of the Preliminary Offering Memorandum (1) sold, bid for, purchased or paid any person any compensation for soliciting purchases of the Notes or (2) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Issuer, the Company or any of the Company's subsidiaries.

                  (xxxvii) The accountants who have certified or will certify the financial statements included or to be included as part of the Offering Memorandum are independent accountants as required by the Act. The historical financial statements, together with related schedules and notes thereto included in the Offering Memorandum, comply as to form in all material respects with the requirements applicable to registration statements on Form S-1 under the Act and present fairly in all material respects the financial position and results of operations of the Issuer, the Company and the Company's subsidiaries at the dates and for the periods indicated. Except as otherwise specifically stated in the Offering Memorandum, such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods presented. The pro forma financial statements included in the Offering Memorandum have been prepared on a basis consistent with such historical statements of the Company, except for the pro forma adjustments specified therein, and give effect to assumptions made on a reasonable basis and present fairly in all material respects the historical and proposed transactions contemplated by this Agreement, the Reorganization and the other Operative Documents; and such pro forma financial statements comply as to form in all material respects with the requirements applicable to pro forma financial statements included in registration statements on Form S-1 under the Act, except as expressly stated therein. The other financial and statistical information and data included in the Offering Memorandum derived from the historical and pro forma financial statements, are accurately presented in all material respects and prepared on a basis consistent with the financial statements, historical and pro forma, included in the Offering Memorandum and the books and records of the Issuer, the Company and the Company's subsidiaries.

                  (xxxviii) Assuming that the representations and warranties of the Initial Purchasers contained in Section 5(b) are true, correct and complete and assuming compliance by the Initial Purchasers with their respective covenants in Section 5(b), no registration under the Act of the Series A Notes is required for the sale of the Series A Notes to the Initial Purchasers as contemplated hereby or for the Exempt Resales. No form of general solicitation or general advertising (as defined in Regulation D under the Act) was used by the Issuer or the Company or any of their representatives (other than the Initial Purchasers, as to which the Issuer and the Company make no representation or warranty) in connection with the offer and sale of any of the Series A Notes or in connection with Exempt Resales, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the Notes have been issued and sold by the Issuer, the Company or any of the Company's subsidiaries within the six-month period immediately prior to the date hereof.

                  (xxxix) The execution and delivery of this Agreement, the other Operative Documents and the sale of the Series A Notes to be purchased by Eligible Purchasers will not involve any prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986. The representation made by the Issuer and the Company in the preceding sentence is made in reliance upon and subject to the accuracy of, and compliance with, the representations and covenants made or deemed made by Eligible Purchasers as set forth in the Offering Memorandum under the caption "Notice to Investors."

                  (xl) The statistical and market-related data included in the Offering Memorandum are based on or derived from sources which the Issuer, the Company and the Guarantors believe to be reliable and accurate in all material respects.

                  (xli) Since the respective dates as of which information is given in the Offering Memorandum, (i) there has not been any material adverse change, or any development that is reasonably likely to result in a material adverse change, in the capital stock or the long-term debt, or material increase in the short-term debt, of the Issuer, the Company or any of the Company's subsidiaries from that set forth in the Offering Memorandum, (ii) no dividend or distribution of any kind shall have been declared, paid or made by the Issuer, the Company or any of the Company's subsidiaries on any class of its capital stock and (iii) none of the Issuer, the Company or any of the Company's subsidiaries shall have incurred any liabilities or obligations, direct or contingent, that are material, individually or in the aggregate, to the Issuer, the Company and the Company's subsidiaries, taken as a whole, and that are required to be disclosed on a balance sheet or notes thereto in accordance with generally accepted accounting principles and are not disclosed on the latest balance sheet or notes thereto included in the Offering Memorandum. Since the date hereof and since the dates as of which information is given in the Offering Memorandum, there shall not have occurred any material adverse change, or any development that is reasonably likely to result in a material adverse change, in the business, prospects, financial condition or results of operation of the Issuer, the Company and the Company's subsidiaries, taken as a whole.

                  (xlii) Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its date, and each amendment or supplement thereto, as of its date, contains the information specified in, and meets the requirements of, Rule 144A(d)(4) under the Act.

                  (xliii) Prior to the effectiveness of any Registration Statement, the Indenture is not required to be qualified under the Trust Indenture Act.

                  (xliv) None of the Issuer, the Company, the Guarantors nor any of their respective affiliates or any person acting on its or their behalf (other than the Initial Purchaser, as to whom the Issuer, the Company and the Guarantors make no representation) has engaged or will engage in any directed selling efforts within the meaning of Regulation S with respect to the Series A Notes.

                  (xlv) The Series A Notes offered and sold in reliance on Regulation S have been and will be offered and sold only in offshore transactions.

                  (xlvi) The sale of the Series A Notes pursuant to Regulation S is not part of a plan or scheme to evade the registration provisions of the Act.

                  (xlvii) The Issuer, the Company, the Guarantors and their respective affiliates and all persons acting on their behalf (other than the Initial Purchasers, as to whom the Issuer, the Company and the Guarantors make no representation) have complied with and will comply with the offering restrictions requirements of Regulation S in connection with the offering of the Series A Notes outside the United States and, in connection therewith, the Offering Memorandum will contain the disclosure required by Rule 902(g)(2).

                  (xlviii) The Series A Notes sold in reliance on Regulation S will be represented upon issuance by a temporary global security that may not be exchanged for definitive securities until the expiration of the 40-day distribution compliance period referred to in Rule 903(c)(3) of the Act and only upon certification of beneficial ownership of such Series A Notes by non-U.S. persons or U.S. persons who purchased such Series A Notes in transactions that were exempt from the registration requirements of the Act.

                  (xlix) None of the execution, delivery and performance of this Agreement, the issuance and sale of the Notes, the application of the proceeds from the issuance and sale of the Notes and the consummation of the transactions contemplated thereby as set forth in the Offering Memorandum, will violate Regulations T, U or X promulgated by the Board of Governors of the Federal Reserve System or analogous foreign laws and regulations.

                  (l) Neither the Issuer, the Company nor any Guarantor, including after giving effect to the Reorganization, intends to, nor believes that it will, incur debts beyond its ability to pay such debts as they mature. The present fair saleable value of the assets of the Company and each Guarantor exceeds, and following consummation of the Reorganization will exceed, the amount that will be required to be paid on or in respect of its existing debts and other liabilities (including contingent liabilities) as they become absolute and matured. The assets of the Company do not constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. Upon the issuance of the Notes and the Guarantees, the present fair saleable value of the assets of the Company and each Guarantor will exceed the amount that will be required to be paid on or in respect of its existing debts and other liabilities (including contingent liabilities) as they become absolute and matured. Upon the issuance of the Notes and the Guarantees, the assets of the Company and each Guarantor will not constitute unreasonably small capital to carry out its business as now conducted, including the capital needs of the Company and such Guarantor, taking into account the projected capital requirements and capital availability, and after giving effect to the Reorganization.

                  (li) Except pursuant to this Agreement, there are no contracts, agreements or understandings between the Issuer, the Company and the Company's subsidiaries (including after giving effect to the Reorganization) and any other person that would give rise to a valid claim against the Issuer, the Company or any of the Company's subsidiaries or the Initial Purchasers for a brokerage commission, finder's fee or like payment in connection with the issuance, purchase and sale of the Notes.

                  (lii) There exist no conditions that would constitute a default (or an event which with notice or the lapse of time, or both, would constitute a default) under any of the Operative Documents.

                  (liii) Each certificate signed by any officer of the Issuer, the Company or any Guarantor and delivered to the Initial Purchasers or counsel for the Initial Purchasers shall be deemed to be a representation and warranty by the Issuer, the Company or such Guarantor, as the case may be, to the Initial Purchasers as to the matters covered thereby.

         Each of the Issuer, the Company and the Guarantors acknowledge that the Initial Purchasers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 8 hereof, counsel for the Issuer, the Company and the Guarantors and counsel for the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations and hereby consent to such reliance.

Each of the Initial Purchasers, severally and not jointly, represents and warrants to the Issuer, the Company and the Guarantors that:

                  (liv) Such Initial Purchaser is a QIB, with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Series A Notes.

                  (lv) Such Initial Purchaser (A) is not acquiring the Series A Notes with a view to any distribution thereof that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction and (B) will be reoffering and reselling the Series A Notes only to QIBs in reliance on the exemption from the registration requirements of the Act provided by Rule 144A and in offshore transactions in reliance upon Regulation S under the Act.

                  (lvi) No form of general solicitation or general advertising (within the meaning of Regulation D under the Act) has been or will be used by such Initial Purchaser or any of its representatives in connection with the offer and sale of any of the Series A Notes, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

                  (lvii) Such Initial Purchaser agrees that, in connection with the Exempt Resales, it will solicit offers to buy the Series A Notes only from, and will offer to sell the Series A Notes only to, Eligible Purchasers. Such Initial Purchaser further (A) agrees that it will offer to sell the Series A Notes only to, and will solicit offers to buy the Series A Notes only from (1) Eligible Purchasers that the Initial Purchaser reasonably believes are QIBs and (2) Reg S Investors and (B) acknowledges and agrees that, in the case of such QIBs and such Reg S Investors, that such Series A Notes will not have been registered under the Act and may be resold, pledged or otherwise transferred only
         (x)(I) to a person whom the seller reasonably believes is a QIB purchasing for its own account or for the account of a QIB in a transaction meeting the requirements of Rule 144A under the Act, (II) in an offshore transaction (as defined in Rule 902 under the Act) meeting the requirements of Rule 903 or 904 under the Act, (III) in a transaction meeting the requirements of Rule 144 under the Act, (IV) to an Accredited Investor that, prior to such transfer, furnishes the Trustee a signed letter containing certain representations and agreements relating to the registration of transfer of such Series A Notes (the form of which can be obtained from the Trustee) or (V) in accordance with another exemption from the registration requirements of the Act (and based upon an opinion of counsel if the Issuer and the Company so request), (y) to the Issuer or after the consummation of the Reorganization, to the Company, (z) pursuant to an effective registration statement under the Act and, in each case, in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction and (C) acknowledges that it will, and each subsequent holder is required to, notify any purchaser of the security evidenced thereby of the resale restrictions set forth in (B) above.

                  (lviii) Such Initial Purchaser and its affiliates or any person acting on its or their behalf have not engaged or will not engage in any directed selling efforts within the meaning of Regulation S with respect to the Series A Notes or the Guarantees thereof.

                  (lix) The Series A Notes offered and sold by such Initial Purchaser pursuant hereto in reliance on Regulation S have been and will be offered and sold only in offshore transactions.

                  (lx) The sale of Series A Notes offered and sold by such Initial Purchaser pursuant hereto in reliance on Regulation S is not part of a plan or scheme to evade the registration provisions of the Act.

                  (lxi) Such Initial Purchaser agrees that it has not offered or sold and will not offer or sell the Series A Notes in the United States or to, or for the benefit or account of, a U.S. Person (other than a distributor), in each case, as defined in Rule 902 under the Act (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering of the Series A Notes pursuant hereto and the Closing Date, other than in accordance with Regulation S of the Act or another exemption from the registration requirements of the Act. Such Initial Purchaser agrees that, during such 40-day distribution compliance period, it will not cause any advertisement with respect to the Series A Notes (including any "tombstone" advertisement) to be published in any newspaper or periodical or posted in any public place and will not issue any circular relating to the Series A Notes, except such advertisements as permitted by and include the statements required by Regulation S.

                  (lxii) Such Initial Purchaser agrees that, at or prior to confirmation of a sale of Series A Notes by it to any distributor, dealer or person receiving a selling concession, fee or other remuneration during the 40-day distribution compliance period referred to in Rule 903(b)(3) under the Act, it will send to such distributor, dealer or person receiving a selling concession, fee or other remuneration a confirmation or notice to substantially the following effect:

"The Series A Notes covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the "SECURITIES ACT"), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of your distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the Offering and the Closing Date, except in either case in accordance with Regulation S under the Securities Act (or

Rule 144A or to Accredited Institutions in transactions that are exempt from the registration requirements of the Securities Act), and in connection with any subsequent sale by you of the Series A Notes covered hereby in reliance on Regulation S during the period referred to above to any distributor, dealer or person receiving a selling concession, fee or other remuneration, you must deliver a notice to substantially the foregoing effect. Terms used above have the meanings assigned to them in Regulation S."

                  (lxiii) Such Initial Purchaser agrees that the Series A Notes offered and sold in reliance on Regulation S will be represented upon issuance by a global security that may not be exchanged for definitive securities until the expiration of the 40-day distribution compliance period referred to in Rule 903(c)(3) of the Act and only upon certification of beneficial ownership of such Series A Notes by non-U.S. persons or U.S. persons who purchased such Series A Notes in transactions that were exempt from the registration requirements of the Act.

                  (lxiv) The Initial Purchasers acknowledge that the Issuer, the Company and the Company's subsidiaries and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 8 hereof, counsel for the Issuer, the Company and the Company's subsidiaries and counsel for the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations and hereby consent to such reliance.

         6.       Indemnification.

                  (a) Each of the Issuer, the Company and the Guarantors, jointly and severally, agree to indemnify and hold harmless (i) each Initial Purchaser, (ii) each person, if any, who controls an Initial Purchaser within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and (iii) the respective officers, directors, partners, employees, representatives and agents of the Initial Purchasers or any controlling person to the fullest extent lawful, from and against any and all losses, liabilities, claims, damages and expenses whatsoever (including but not limited to reasonable attorneys' fees and any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any investigation or litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that neither the Issuer, the Company nor any Guarantor will be liable in any such case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to the Initial Purchasers furnished to the Issuer, the Company and the Guarantors in writing by or on behalf of the Initial Purchasers expressly for use therein.

         This indemnity agreement will be in addition to any liability that the Issuer, the Company and the Guarantors may otherwise have, including under this Agreement.

                  (b) Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless (i) the Issuer, the Company and the Guarantors, (ii) each person, if any, who controls the Issuer, the Company or any of the Guarantors within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, and (iii) the officers, directors, partners, employees, representatives and agents of the Issuer, the Company and the Guarantors, against any losses, liabilities, claims, damages and expenses whatsoever (including but not limited to reasonable attorneys' fees and any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any investigation or litigation, commenced or threatened, or any claim whatsoever and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to such Initial Purchaser furnished to the Issuer, the Company and the Guarantors in writing by or on behalf of such Initial Purchaser expressly for use therein; provided, however, that in no case shall any Initial Purchaser be liable or responsible for any amount in excess of the discounts and commissions received by such Initial Purchaser. This indemnity will be in addition to any liability that the Initial Purchasers may otherwise have, including under this Agreement.

                  (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 6 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may otherwise have). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to take charge of the defense of such action within a reasonable time after notice of commencement of the action, or
         (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying party or parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of counsel shall be borne by the indemnifying parties; provided, however, that the indemnifying party under subsection (a) or
         (b) above shall only be liable for the legal expenses of one counsel (in addition to any local counsel) for all indemnified parties in each jurisdiction in which any claim or action is brought. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its prior written consent, provided that such consent was not unreasonably withheld.

         7. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 6 is for any reason held to be unavailable from an indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Issuer, the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, liabilities, claims, damages and expenses suffered by the Issuer, the Company or the Guarantors, any contribution received by the Issuer, the Company and the Guarantors from persons, other than the Initial Purchasers, who may also be liable for contribution, including persons who control the Issuer, the Company or any of the Guarantors within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act) to which the Issuer, the Company, the Guarantors and the Initial Purchasers may be subject, in such proportion as is appropriate to reflect the relative benefits received by the Issuer, the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, from the offering of the Series A Notes or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 6, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Issuer, the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Issuer, the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, shall be deemed to be in the same proportion as
(i) the total proceeds from the offering of Series A Notes (net of discounts but before deducting expenses) received by the Issuer and the Company and (ii) the discounts and commissions received by the Initial Purchasers, respectively, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault of the Issuer, the Company and the Guarantors, on the one hand, and of the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer, the Company, the Guarantors or the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Issuer, the Company, the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above. Notwithstanding the provisions of this Section 7, (i) in no case shall the Initial Purchaser be required to contribute any amount in excess of the amount by which the discounts and commissions applicable to the Series A Notes purchased by the Initial Purchaser pursuant to this Agreement exceeds the amount of any damages which the Initial Purchaser has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, (A) each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and (B) the respective officers, directors, partners, employees, representatives and agents of any Initial Purchaser or any controlling person shall have the same rights to contribution as such Initial Purchaser, and (A) each person, if any, who controls the Issuer, the Company or any Guarantor within the meaning of Section 15 of the Act or
Section 20(a) of the Exchange Act and (B) the respective officers, directors, partners, employees, representatives and agents of the Issuer, the Company and the Guarantors shall have the same rights to contribution as the Issuer and the Company, subject in each case to clauses (i) and (ii) of this Section 7. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 7, notify such party or parties from whom contribution may be sought, but the failure to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 7 or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its prior written consent, provided that such written consent was not unreasonably withheld. The Initial Purchasers' obligations to contribute pursuant to this
Section 7 are several in proportion to the respective principal amount of Series A Notes purchased by each of the Initial Purchasers hereunder and not joint.

         8. Conditions of Initial Purchasers' Obligations. The obligations of the Initial Purchasers to purchase and pay for the Series A Notes, as provided herein, shall be subject to the satisfaction of the following conditions:

                  (a) All of the representations and warranties of the Issuer, the Company and the Guarantors contained in this Agreement shall be true and correct on the date hereof and on the Closing Date with the same force and effect as if made on and as of the date hereof and the Closing Date, respectively. The Issuer, the Company and the Guarantors shall have performed or complied with all of the agreements herein contained and required to be performed or complied with by it at or prior to the Closing Date.

                  (b) The Offering Memorandum shall have been printed and copies distributed to the Initial Purchasers not later than 10:00 a.m., New York City time, on the day following the date of this Agreement or at such later date and time as to which the Initial

         Purchasers may agree, and no stop order suspending the qualification or exemption from qualification of the Series A Notes in any jurisdiction referred to in Section 4(e) shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

                  (c) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency which would, as of the Closing Date, prevent the issuance of the Series A Notes or the Guarantees thereof; no action, suit or proceeding shall have been commenced and be pending against or affecting or, to the best knowledge of the Issuer, the Company and the Guarantors, threatened against, the Issuer, the Company or any of the Company's subsidiaries before any court or arbitrator or any governmental body, agency or official that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect; and no stop order shall have been issued preventing the use of the Offering Memorandum, or any amendment or supplement thereto, or which could reasonably be expected to have a Material Adverse Effect.

                  (d) Since the dates as of which information is given in the Offering Memorandum, except as contemplated in connection with the Reorganization, (i) there shall not have been any material adverse change, or any development that is reasonably likely to result in a material adverse change, in the capital stock or the long-term debt, or material increase in the short-term debt, of the Issuer, the Company or any of the Company's subsidiaries from that set forth in the Offering Memorandum, (ii) no dividend or distribution of any kind shall have been declared, paid or made by the Issuer, the Company or any of the Company's subsidiaries on any class of its capital stock and (iii) none of the Issuer, the Company or any of the Company's subsidiaries shall have incurred any liabilities or obligations, direct or contingent, that are material, individually or in the aggregate, to the Issuer, the Company and the Company's subsidiaries, taken as a whole, and that are required to be disclosed on a balance sheet or notes thereto in accordance with generally accepted accounting principles and are not disclosed on the latest balance sheet or notes thereto included in the Offering Memorandum. Since the date hereof and since the dates as of which information is given in the Offering Memorandum, there shall not have occurred any material adverse change, or any development that is reasonably likely to result in a material adverse change, in the business, prospects, condition (financial or otherwise) or results of operations of the Issuer, the Company and its subsidiaries, taken as a whole.

                  (e) The Initial Purchasers shall have received certificates, dated the Closing Date, signed on behalf of the Issuer, the Company and each Guarantor, in form and substance satisfactory to the Initial Purchasers, confirming, as of the Closing Date, the matters set forth in paragraphs (a), (b), (c) and (d) of this Section 8 and that, as of the Closing Date, the obligations of the Issuer, the Company and the Guarantors to be performed hereunder on or prior thereto have been duly performed.

                  (f) The Initial Purchasers shall have received certificates, dated the Closing Date, signed on behalf of the Parent, in form and substance satisfactory to the Initial

         Purchasers, as contemplated by the letter agreement (the "DOBSON LETTER AGREEMENT"), dated as of the date hereof, by and among the Parent and the Initial Purchasers.

                  (g) The Initial Purchasers shall have received on the Closing Date an opinion, dated the Closing Date, in form and substance satisfactory to the Initial Purchasers and counsel for the Initial Purchasers, of McAfee & Taft A Professional Corporation, counsel for the Issuer and the Company, to the effect set forth in Exhibit C hereto.

                  (h) The Initial Purchasers shall have received on the Closing Date an opinion, dated the Closing Date, in form and substance satisfactory to the Initial Purchasers and counsel for the Initial Purchasers, of Wilkinson Barker & Knauer, special FCC counsel for the Issuer and the Company, to the effect set forth in Exhibit D hereto.

                  (i) At the time this Agreement is executed and at the Closing Date, the Initial Purchasers shall have received from KPMG LLP, independent public accountants, dated as of the date of this Agreement and as of the Closing Date, customary comfort letters addressed to the Initial Purchasers and in form and substance satisfactory to the Initial Purchasers and counsel for the Initial Purchasers with respect to the financial statements and certain financial information of the Company and its subsidiaries contained in the Offering Memorandum.

                  (j) At the time this Agreement is executed and at the Closing Date, the Initial Purchasers shall have received from Ernst & Young LLP, independent public accountants, dated as of the date of this Agreement and as of the Closing Date, customary comfort letters addressed to the Initial Purchasers and in form and substance satisfactory to the Initial Purchasers and counsel for the Initial Purchasers with respect to certain financial statements and financial information contained in the Offering Memorandum.

                  (k) The Initial Purchasers shall have received an opinion, dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, of Latham & Watkins LLP, counsel for the Initial Purchasers, covering such matters as are customarily covered in such opinions.

                  (l) Latham & Watkins LLP shall have been furnished with such documents, in addition to those set forth above, as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Section 8 and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions herein contained.

                  (m) Prior to the Closing Date, the Issuer, the Company and the Guarantors shall have furnished to the Initial Purchasers such further information, certificates and documents as the Initial Purchasers may reasonably request.

                  (n) The Issuer and the Trustee shall have entered into the Indenture and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

                  (o) The Issuer, the Company, the Guarantors and the Initial Purchasers shall have entered into the Registration Rights Agreement and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

                  (p) The Issuer and the Escrow Agent, shall have entered into the Escrow Agreement and the Initial Purchasers shall have received counterparts conformed as executed, thereof.

                  (q) On or after the date hereof, (i) there shall not have occurred any downgrading, suspension or withdrawal of, nor shall any notice have been given of any potential or intended downgrading, suspension or withdrawal of, or of any review (or of any potential or intended review) for a possible change that does not indicate the direction of the possible change in, any rating of the Company or any Guarantor or any securities of the Company or any Guarantor (including, without limitation, the placing of any of the foregoing ratings on credit watch with negative or developing implications or under review with an uncertain direction) by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act, (ii) there shall not have occurred any negative change, nor shall any notice have been given of any potential or intended negative change, in the outlook for any rating of the Company or any Guarantor or any securities of the Company or any Guarantor by any such rating organization and (iii) no such rating organization shall have given notice that it has assigned (or is considering assigning) a lower rating to the Notes than that on which the Notes were marketed.

                  (r) The Notes shall have been approved by the National Association of Securities Dealers, Inc. for trading on PORTAL.

                  (s) The Company shall have released it's results of operations for the fiscal quarter ended June 30, 2003 and filed such results on a Form 8-K with the Commission on or prior to August 5, 2003.

                  (t) All opinions, certificates, letters and other documents required by this Section 8 to be delivered by the Issuer, the Company and the Guarantors will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Initial Purchasers. The Issuer and the Company shall furnish the Initial Purchasers with such conformed copies of such opinions, certificates, letters and other documents as they shall reasonably request.

         9. Initial Purchasers' Information. The Issuer and the Company acknowledge that the statements with respect to the offering of the Series A Notes set forth (i) in the first and third sentences of the fourth paragraph under the caption "Plan of Distribution" in the Offering Memorandum and (ii) in the eighth paragraph under the caption "Plan of Distribution" in the Offering Memorandum constitute the only information relating to any of the Initial Purchasers furnished to the Issuer and the Company in writing by or on behalf of the Initial Purchasers expressly for use in the Offering Memorandum.

         10. Survival of Representations and Agreements. All representations and warranties, covenants and agreements of the Initial Purchasers, the Issuer, the Company and the Guarantors contained in this Agreement, including the agreements contained in Sections 4(f) and 11(d), the indemnity agreements contained in
Section 6 and the contribution agreements contained in Section 7, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of an Initial Purchaser, any controlling person thereof, or by or on behalf of the Issuer, the Company, the Guarantors or any controlling person thereof, and shall survive delivery of and payment for the Series A Notes to and by the Initial Purchasers. The representations contained in Section 5 and the agreements contained in Sections 4(f), 6, 7 and 11(d) shall survive the termination of this Agreement, including any termination pursuant to Section 11.

         11. Effective Date of Agreement; Termination.

                  (a) This Agreement shall become effective upon execution and delivery of a counterpart hereof by each of the parties hereto.

                  (b) The Initial Purchasers shall have the right to terminate this Agreement at any time prior to the Closing Date by notice to the Issuer and the Company from the Initial Purchasers, without liability (other than with respect to Sections 6 and 7) on the Initial Purchasers' part to the Issuer, the Company or any of the Guarantors if, on or prior to such date, (i) the Issuer, the Company or any of the Guarantors shall have failed, refused or been unable to perform in any material respect any agreement on its part to be performed hereunder,
         (ii) any other condition to the obligations of the Initial Purchasers hereunder as provided in Section 8 is not fulfilled when and as required in any material respect, (iii) in the reasonable judgment of the Initial Purchasers, any material adverse change shall have occurred since the respective dates as of which information is given in the Offering Memorandum in the condition (financial or otherwise), business, properties, assets, liabilities, prospects, net worth, results of operations or cash flows of the Issuer, the Company and the Company's subsidiaries, taken as a whole, other than as set forth in the Offering Memorandum, or (iv)(A) any domestic or international event or act or occurrence has materially disrupted or, in the opinion of the Initial Purchasers, will in the immediate future materially disrupt, the market for the Issuer's or the Company's securities or for securities in general; or (B) trading in securities generally or trading in any of the Parent's securities on the New York Stock Exchange, the American Stock Exchange, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade or the Nasdaq Small Cap or National Market shall have been suspended or materially limited, or minimum or maximum prices for trading shall have been established, or maximum ranges for prices for securities shall have been required, on such exchange or the Nasdaq Small Cap or National Market, or by such exchange or other regulatory body or governmental authority having jurisdiction; or (C) a banking moratorium shall have been declared by federal or state authorities, or a moratorium in foreign exchange trading by major international banks or persons shall have been declared; or (D) there has occurred any outbreak or escalation of hostilities or act of terrorism involving the United States or Canada, or there is a declaration of a national emergency or war by the United States or Canada such that the effect of any such event in the sole judgment of the majority in interest of the Initial Purchasers makes it impossible or inadvisable to proceed with the offering, sale or delivery of the Series A

         Notes on the terms and in the manner contemplated in the Offering Memorandum; or (E) there shall have been such a material adverse change in general economic, political or financial conditions or if the effect of international conditions on the financial markets in the United States shall be such as, in the Initial Purchasers' judgment, makes it inadvisable or impracticable to proceed with the delivery of the Series A Notes as contemplated hereby.

                  (c) Any notice of termination pursuant to this Section 11 shall be by telephone or facsimile and, in either case, confirmed in writing by letter.

                  (d) If this Agreement shall be terminated pursuant to any of the provisions hereof (otherwise than pursuant to clause (iv) of Section 11(b), in which case each party will be responsible for its own expenses), or if the sale of the Series A Notes provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Issuer, the Company or any of the Guarantors to perform any agreement herein or comply with any provision hereof, the Issuer, the Company and the Guarantors shall reimburse the Initial Purchasers for all out-of-pocket expenses (including the reasonable fees and expenses of the Initial Purchasers' counsel), incurred by the Initial Purchasers in connection herewith.

                  (e) If on the Closing Date any one or more of the Initial Purchasers shall fail or refuse to purchase the Series A Notes which it or they have agreed to purchase hereunder on such date and the aggregate principal amount of the Series A Notes which such defaulting Initial Purchaser or Initial Purchasers, as the case may be, agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Series A Notes to be purchased on such date by all Initial Purchasers, each non-defaulting Initial Purchaser shall be obligated severally, in the proportion which the principal amount of the Series A Notes set forth opposite its name in Exhibit A bears to the aggregate principal amount of the Series A Notes which all the non-defaulting Initial Purchasers, as the case may be, have agreed to purchase, or in such other proportion as Bear Stearns may specify, to purchase the Series A Notes which such defaulting Initial Purchaser or Initial Purchasers, as the case may be, agreed but failed or refused to purchase on such date; provided that in no event shall the aggregate principal amount of the Series A Notes which any Initial Purchaser has agreed to purchase pursuant to Section 3 hereof be increased pursuant to this Section 11 by an amount in excess of one-tenth of such principal amount of the Series A Notes without the written consent of such Initial Purchaser. If on the Closing Date any Initial Purchaser or Initial Purchasers shall fail or refuse to purchase the Series A Notes and the aggregate principal amount of the Series A Notes with respect to which such default occurs is more than one-tenth of the aggregate principal amount of the Series A Notes to be purchased by all Initial Purchasers and arrangements satisfactory to the Initial Purchasers and the Issuer for purchase of such the Series A Notes are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Initial Purchaser, the Issuer and the Company. In any such case which does not result in termination of this Agreement, either Bear Stearns or the Issuer shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Offering Memorandum or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Initial Purchaser from liability in respect of any default of any such Initial Purchaser under this Agreement.

         12. Notice. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and, if sent to the Initial Purchasers shall be mailed, delivered, telecopied and confirmed in writing or sent by a nationally recognized overnight courier service guaranteeing delivery on the next business day to Bear, Stearns & Co. Inc., 383 Madison Avenue, New York, New York 10179, Attention: Corporate Finance Department, telecopy number:
(212) 272-3092, with a copy to Latham & Watkins LLP, 885 Third Avenue, Suite 1000, New York, New York 10022, Attention: Robert A. Zuccaro, telecopy number:
(212) 751-4864; and if sent to the Issuer, the Company and the Guarantors, shall be mailed, delivered, telecopied and confirmed in writing or sent by a nationally recognized overnight courier service guaranteeing delivery on the next business day to American Cellular Corporation, 14201 Wireless Way, Oklahoma City, OK 73134, Attention: Chief Financial Officer, telecopy number: (405) 529-8515, with a copy to McAfee & Taft, 211 North Robinson, Suite 1000, Oklahoma City, OK 73102, Attention: Theodore M. Elam, telecopy number: (405) 235-0439.

         13. Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Initial Purchasers, the Issuer, the Company, the Guarantors and the controlling persons and agents referred to in Sections 6 and 7, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Notes from the Initial Purchasers.

         14. Construction. This Agreement shall be construed in accordance with the internal laws of the State of New York. TIME IS OF THE ESSENCE IN THIS AGREEMENT.

         15. Captions. The captions included in this Agreement are included solely for convenience of reference and are not to be considered a part of this Agreement.

         16. Counterparts. This Agreement may be executed in various counterparts which together shall constitute one and the same instrument.

                           [Signature pages to follow]

         If the foregoing correctly sets forth the understanding among the Initial Purchasers, the Issuer, the Company and the Guarantors please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.



                                        Very truly yours,



                                        ACC ESCROW CORP.

                                        By: /s/ BRUCE R. KNOOIHUIZEN
                                            -----------------------------------
                                            Name:  Bruce R. Knooihuizen
                                            Title: Vice President and Treasurer


                                        AMERICAN CELLULAR CORPORATION


                                        By: /s/ BRUCE R. KNOOIHUIZEN
                                            -----------------------------------
                                            Name:  Bruce R. Knooihuizen
                                            Title: Vice President and Treasurer


                                        ACC LEASE CO., INC.


                                        By: /s/ BRUCE R. KNOOIHUIZEN
                                            -----------------------------------
                                            Name:  Bruce R. Knooihuizen
                                            Title: Vice President and Treasurer


                                        AMERICAN CELLULAR WIRELESS LLC


                                        By: /s/ BRUCE R. KNOOIHUIZEN
                                            -----------------------------------
                                            Name:  Bruce R. Knooihuizen
                                            Title: Vice President and Treasurer


                                        ALEXANDRIA CELLULAR CORPORATION


                                        By: /s/ BRUCE R. KNOOIHUIZEN
                                            -----------------------------------
                                            Name:  Bruce R. Knooihuizen
                                            Title: Vice President and Treasurer

                                        ACC OF WEST VIRGINIA CORPORATION


                                        By: /s/ BRUCE R. KNOOIHUIZEN
                                            -----------------------------------
                                            Name:  Bruce R. Knooihuizen
                                            Title: Vice President and Treasurer


                                        ACC OF PENNSYLVANIA LLC


                                        By: /s/ BRUCE R. KNOOIHUIZEN
                                            -----------------------------------
                                            Name:  Bruce R. Knooihuizen
                                            Title: Vice President and Treasurer


                                        ACC OF MICHIGAN CORPORATION


                                        By: /s/ BRUCE R. KNOOIHUIZEN
                                            -----------------------------------
                                            Name:  Bruce R. Knooihuizen
                                            Title: Vice President and Treasurer


                                        ACC OF MINNESOTA CORPORATION


                                        By: /s/ BRUCE R. KNOOIHUIZEN
                                            -----------------------------------
                                            Name:  Bruce R. Knooihuizen
                                            Title: Vice President and Treasurer


                                        ACC OF OHIO CORPORATION


                                        By: /s/ BRUCE R. KNOOIHUIZEN
                                            -----------------------------------
                                            Name:  Bruce R. Knooihuizen
                                            Title: Vice President and Treasurer





                                        ACC OF WISCONSIN LLC


                                        By: /s/ BRUCE R. KNOOIHUIZEN
                                            -----------------------------------
                                            Name:  Bruce R. Knooihuizen
                                            Title: Vice President and Treasurer

                                        ACC OF KENTUCKY LLC


                                        By: /s/ BRUCE R. KNOOIHUIZEN
                                           ------------------------------
                                           Name: Bruce R. Knooihuizen
                                           Title: Vice President and Treasurer

Accepted and agreed to as of
the date first above written:



BEAR, STEARNS & CO. INC.



By: /s/ LAWRENCE B. ALLETTO
    --------------------------------
    Name:  Lawrence B. Alletto
    Title: Senior Managing Director


MORGAN STANLEY & CO. INCORPORATED



By: /s/ CONSTANTINE N. DARRAS
    --------------------------------
    Name:  Constantine N. Darras
    Title: Vice President

                                    Exhibit A

                                                                                         Principal Amount
                              Initial Purchaser                                              of Notes
                              -----------------                                          ----------------
Bear, Stearns & Co. Inc............................................                      $600,000,000
Morgan Stanley & Co. Incorporated..................................                      $300,000,000
         Total.....................................................                      $900,000,000

                                    Exhibit B

                           Subsidiaries of the Company

                               ACC Lease Co., Inc.
                                PCPCS Corporation
                         American Cellular Wireless LLC
                         Alexandra Cellular Corporation
                           Chill Cellular Corporation
                        ACC of West Virginia Corporation
                             ACC of Pennsylvania LLC
                              ACC of Tennessee LLC
                          ACC of Minnesota Corporation
                           ACC of Michigan Corporation
                      Dutchess County Cellular TelCo, Inc.
                             ACC of Ohio Corporation
                              ACC of Wisconsin LLC
                               ACC of Kentucky LLC
                      Alton CellTelCo Cellular Corporation
                                Alton CellTel Co
                            ACC of Wausau Corporation

                                    Exhibit C

                        Form of Opinion of McAfee & Taft

         1. Each of the Issuer, the Parent, the Company and the Guarantors (a) is duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, (b) has all requisite corporate power and authority to carry on its business as it is currently being conducted and as described in the Offering Memorandum and to own, lease and operate its properties, and (c) to the best of such counsel's knowledge, is duly qualified and in good standing as a foreign corporation, authorized to do business in each jurisdiction listed on Schedule A to such opinion (which schedule shall be in a form satisfactory the Initial Purchasers).

         2. Each of the Issuer, the Parent, the Company and the Guarantors has all requisite corporate power and authority to execute, deliver and perform its obligations under each of the Operative Documents to which it is a party and to consummate the transactions contemplated hereby and thereby, including, without limitation, the corporate power and authority to issue, sell and deliver the Notes as provided herein.

         3. All of the outstanding capital stock of each subsidiary of the Company is owned by the Company, free and clear of any security interest, claim, lien, limitation on voting rights or encumbrance; and all such securities have been duly authorized, validly issued, and are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights.

         4. The Parent Common Stock and the Parent Preferred Stock have been or will be reserved for issuance prior to consummation of the Reorganization and when so issued and delivered in connection with the Reorganization, will be duly and validly issued, fully-paid and non-assessable.

         5. The shares of the Parent's Class A Common Stock, par value $.001 issuable upon conversion of the Parent Preferred Stock (the "CONVERSION SHARES") have been duly authorized by all necessary corporate action on the part of the Parent and such Conversion Shares have been or will be reserved for issuance prior to the consummation of the Reorganization. The Conversion Shares when issued and delivered in accordance with the provisions of the certificate of designations governing the Parent Preferred Stock, will be duly and validly issued, fully-paid and non-assessable

         6. The payment of the Cash Consideration has been duly authorized by all necessary corporate action on the part of the Parent and the Parent has reserved $50,000,000 for the payment thereof.

         7. This Agreement has been duly and validly authorized, executed and delivered by the Issuer, the Parent, the Company and each of the Guarantors.

         8. The Registration Rights Agreement has been duly and validly authorized, executed and delivered by the Issuer, the Company and each of the Guarantors and, assuming that the Registration Rights Agreement is the valid and legally binding obligation of the Initial Purchasers, constitutes a valid and binding agreement of the Issuer, the Company and each of the

Guarantors, enforceable against each of them in accordance with its terms, except to the extent that (a) enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity); and (b) the enforceability of indemnification and contribution provisions may be limited by Federal and state securities laws and the policies underlying such laws. The Offering Memorandum contains a summary description of the terms of the Registration Rights Agreement, which fairly presents and summarizes in all material respects the terms of the Registration Rights Agreement.

         9. The Indenture has been duly and validly authorized, executed and delivered by the Issuer and, assuming the Indenture is a valid and legally binding obligation of the Trustee, constitutes a valid and binding agreement of the Issuer, enforceable against it in accordance with its terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), and except as rights to indemnification and contribution may be limited by federal or state securities laws or principles of public policy. The Offering Memorandum contains a summary description of the terms of the Indenture, which fairly presents and summarizes in all material respects the terms of the Series A Indenture.

         10. The Escrow Agreement has been duly and validly authorized, executed and delivered by the Issuer and, assuming the Escrow Agreement is a valid and legally binding obligation of the Escrow Agent, constitutes a valid and binding agreement of the Issuer, enforceable against it in accordance with its terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), and except as rights to indemnification and contribution may be limited by federal or state securities laws or principles of public policy. The Offering Memorandum contains a summary description of the terms of the Escrow Agreement, which fairly presents and summarizes in all material respects the terms of the Escrow Agreement.

         11. The Support Agreement has been duly and validly authorized, executed and delivered by each of Parent and the Company and, assuming the Support Agreement is a valid and legally binding obligation of the other parties thereto, constitutes a valid and binding agreement of each of the Parent and the Company, enforceable against them in accordance with its terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

         12. The Merger Agreement has been duly and validly authorized, executed and delivered by each of the Issuer and the Company and, assuming the Merger Agreement is a valid and legally binding obligation of each of the Issuer and the Company, constitutes a valid and binding agreement of the Issuer and the Company, enforceable against them in accordance with its terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), and except as rights to indemnification and contribution may be limited by federal or state securities laws or principles of public policy.

         13. The Dobson Letter Agreement has been duly and validly authorized, executed and delivered by the Parent and, assuming the Dobson Letter Agreement is a valid and legally binding obligation of the other parties thereto, constitutes a valid and binding agreement of the Parent, enforceable against the Parent in accordance with its terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

         14. The ACC Letter Agreement has been duly and validly authorized, executed and delivered by each of the Issuer and the Company and, assuming the ACC Letter Agreement is a valid and legally binding obligation of the other parties thereto, constitutes a valid and binding agreement of each of the Issuer and the Company, enforceable against them in accordance with its terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

         15. Upon consummation of the Merger, the Indenture will constitute a valid and binding agreement of the Company and each of the Guarantors, enforceable against each of them in accordance with its terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), and except as rights to indemnification and contribution may be limited by federal or state securities laws or principles of public policy.

         16. The Series A Notes have been duly and validly authorized and executed by the Issuer for issuance and sale to the Initial Purchasers pursuant to this Agreement, and, when authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms hereof and thereof, the Series A Notes will be the valid and legally binding obligations of the Issuer, enforceable against it in accordance with their terms and entitled to the benefits of the Indenture, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), and except as rights to indemnification and contribution may be limited by federal or state securities laws or principles of public policy. The Offering Memorandum contains a summary description of the terms of the Series A Notes, which fairly presents and summarizes in all material respects the terms of the Series A Notes.

         17. The Guarantees of the Series A Notes have been duly and validly authorized by each of the Guarantors and, when executed and delivered in accordance with the terms of the Indenture and when the Series A Notes have been issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms hereof and thereof, will be the valid and legally binding obligations of each of the Guarantors, enforceable against each of them in accordance with their terms and entitled to the benefits of the Indenture, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), and except as rights to indemnification and contribution may be limited by federal or state securities laws or principles of public policy. The Offering Memorandum contains a summary description of the terms of the Guarantees of the Series A Notes, which fairly presents and summarizes in all material respects the terms of the Guarantees of the Series A Notes.

         18. The Exchange Notes have been duly and validly authorized for issuance by the Company, and, when issued and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the Exchange Notes will be the valid and legally binding obligations of the Company, enforceable against it in accordance with their terms and entitled to the benefits of the Indenture, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), and except as rights to indemnification and contribution may be limited by federal or state securities laws or principles of public policy.

         19. The Guarantees of the Exchange Notes have been duly and validly authorized by each of the Guarantors and, when executed and delivered in accordance with the terms of the Indenture and when the Exchange Notes have been issued and authenticated in accordance with the terms of the Exchange Offer and the Indenture, will be the valid and legally binding obligations of each of the Guarantors, enforceable against each of them in accordance with their terms and entitled to the benefits of the Indenture, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), and except as rights to indemnification and contribution may be limited by federal or state securities laws or principles of public policy.

         20. The statements under the captions "Summary-American Cellular Corporation," "Summary-The Reorganization," "The Reorganization," "Terms of the Escrow," "Description of Notes," "Notice to Investors," "Business-Roaming," "Related Party Transactions" and "Certain Material United States Federal Tax Consequences" in the Offering Memorandum, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, present fairly in all material respects, such legal matters, documents and proceedings.

         21. None of (a) the execution, delivery or performance by the Issuer, the Parent, the Company or any of the Guarantors of this Agreement, the Dobson Letter Agreement or any of the other Operative Documents to which they are a party, (b) the issuance and sale of the Series

A Notes and, upon the consummation of the Reorganization, the issuance of the Guarantees and (c) consummation by the Issuer, the Parent, the Company or any of the Guarantors of the transactions described in the Offering Memorandum under the captions "The Reorganization," "Related Party Transactions" or "Use of Proceeds," violates, conflicts with or constitutes a breach of any of the terms of provisions, or after giving effect to the Reorganization will violate, conflict with or constitute a breach of, any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default under including after giving effect to the Reorganization), or requires consent under (including after giving effect to the Reorganization), or results (including after giving effect to the Reorganization) in the imposition of a lien or encumbrance on any properties of the Issuer, the Parent, the Company or any of the Company's subsidiaries, or an acceleration of any indebtedness of the Issuer, the Parent, the Company or any of the Company's subsidiaries pursuant to, (i) the charter or bylaws of the Issuer, the Parent, the Company or any of the Company's subsidiaries, (ii) any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which the Issuer, the Parent, the Company or any of the Company's subsidiaries is a party or by which any of them or their property is or may be bound, (iii) any statute, rule or regulation applicable to the Issuer, the Parent, the Company or any the Company's subsidiaries or any of their assets or properties or (iv) to the best of such counsel's knowledge, any judgment, order or decree of any court or governmental agency or authority having jurisdiction over the Issuer, the Parent, the Company or any of the Company's subsidiaries or any of their assets or properties, except in the cases of clauses (ii), (iii) and (iv) for such violations, conflicts, breaches or defaults that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. Assuming compliance with applicable state securities and Blue Sky laws, the Communications Act, the rules and regulations of the FCC and the applicable state public utility laws, rules and regulations, as to which such counsel need express no opinion, and except for the filing of a registration statement under the Act and qualification of the Indenture under the Trust Indenture Act, or otherwise in connection with the Registration Rights Agreement, no consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, (a) any court or governmental agency, body or administrative agency or (b) any other person is required for (i) the execution, delivery and performance by each of the Issuer, the Parent, the Company and the Guarantors of this Agreement or any of the other Operative Documents to which they are a party or (ii) the issuance and sale of the Series A Notes, the issuance, upon consummation of the Reorganization, of the Guarantees and the transactions contemplated hereby and thereby, except such as have been obtained and made or have been disclosed in the Offering Memorandum.

         22. There are no legal or governmental actions, suits or proceedings pending or, to the best of such counsel's knowledge, threatened against or affecting the Issuer, the Parent, the Company or any of the Guarantors which, if determined adversely to the Issuer, the Parent, the Company or any of the Guarantors, could reasonably be expected to result in a Material Adverse Effect, except to the extent disclosed in the Offering Memorandum.

         23. No registration under the Act of the Series A Notes is required for the sale of the Series A Notes to the Initial Purchasers as contemplated hereby or for the Exempt Resales assuming (a) that each Initial Purchaser is a QIB, (b) that the purchasers who buy the Series A Notes in the Exempt Resales are either QIBs or Reg S Investors, (c) the accuracy of the representations of the Initial Purchasers, the Issuer and the Company regarding the absence of general solicitation in connection with the sale of Series A Notes to the Initial Purchasers and the

Exempt Resales contained herein and (d) the accuracy of the Issuer's and the Company's representations in Sections 5(a)(vii) and (xxxvi) (other than with respect to the first sentence).

         24. Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its date, and each amendment or supplement thereto, as of its date (except for the financial statements and related notes, the financial statement schedules and other financial data included therein or omitted therefrom, as to which no opinion need be expressed), contains the information specified in, and meets the requirements of, Rule 144A(d)(4) under the Act.

         25. None of the Issuer, the Parent, the Company or any the Guarantors is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act.

         26. The Indenture complies as to form in all material respects with the requirements of the Trust Indenture Act and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder. Prior to the Exchange Offer or the effectiveness of the Shelf Registration Statement, the Indenture is not required to be qualified under the Trust Indenture Act.

         27. In addition, such counsel shall state that it has participated in conferences with officers and other representatives of the Issuer, the Parent, the Company and the Guarantors, representatives of the independent certified public accountants of the Issuer, the Parent, the Company and the Guarantors and the Initial Purchasers and their representatives at which the contents of the Offering Memorandum and related matters were discussed and, although it is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Offering Memorandum and has not made any independent check or verification thereof, during the course of such participation, no facts have come to its attention which led it to believe that the Offering Memorandum as of its date or the Closing Date, contained an untrue statement of a material fact or omitted to state any fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (except as to financial statements and other financial data included therein or omitted therefrom).




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


                                    Exhibit D



                 Form of Opinion of Wilkinson Barker Knauer, LLP

a) Subsidiaries of the Company hold all the licenses, permits and authorizations required to be issued by the Federal Communications Commission ("FCC") or by any state public utility commission asserting jurisdiction over the Company or any subsidiaries of the Company ("Applicable PUC") (such licenses, permits and authorizations referred to herein as the "Licenses") for the operation of the businesses of the Company and its subsidiaries as they are, to our knowledge after review of the section of the Offering Memorandum titled "Business", currently operating, except where the failure to have any such Licenses would not reasonably be expected to have a Material Adverse Effect. All the Licenses are in full force and effect, and there are no pending modifications, amendments or revocation proceedings with respect to any of the Licenses that are likely to have a Material Adverse Effect.

b) To our knowledge, the Company and its subsidiaries are in compliance in all material respects with the terms of the Licenses, as applicable, and we have no knowledge of any event that has occurred with respect to the Licenses which, with the giving of notice or the lapse of time or both, would constitute grounds for revocation of any Licenses. To our knowledge, there is no condition, event or occurrence existing, nor is there any proceeding being conducted, of which the Company or any of its subsidiaries has received notice, nor, to our knowledge, is there any proceeding threatened, by the FCC or any Applicable PUC, which if adversely decided, would have a Material Adverse Effect.

c) The Company and its respective subsidiaries are not required to make or file any registration, filing, application or notice, or to obtain any consent, approval or waiver, from the FCC or any Applicable PUC by virtue of the execution, delivery and performance of the Agreement and the consummation of the Operative Documents.

d) The statements under the caption "Regulation" in the "Business" section of the Offering Memorandum, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, present fairly in all material respects such legal matters, documents and proceedings.

                                   Schedule A

                               List of Guarantors

                               ACC Lease Co., Inc.
                         American Cellular Wireless LLC
                         Alexandra Cellular Corporation
                        ACC of West Virginia Corporation
                             ACC of Pennsylvania LLC
                          ACC of Minnesota Corporation
                           ACC of Michigan Corporation
                             ACC of Ohio Corporation
                              ACC of Wisconsin LLC
                               ACC of Kentucky LLC